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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        CENTURY BUSINESS SERVICES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                        CENTURY BUSINESS SERVICES, INC.
                      6480 ROCKSIDE WOODS BOULEVARD, SOUTH
                             CLEVELAND, OHIO 44131

                  NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 9, 1998

     You are cordially invited to attend a Special Meeting of Stockholders of Century Business Services, Inc. (the "Company") to be held on Wednesday, September 9, 1998, at 10 a.m. (Eastern Time), in the Amphitheatre at Corporate Plaza I located at 6450 Rockside Woods Boulevard, South, Cleveland, Ohio 44131 adjacent to the Company's headquarters for the following purposes:

     To approve the Amendment of the Certificate of Incorporation of the Company to increase the number of shares of Common Stock it is authorized to issue from 100,000,000 to 250,000,000.

     Holders of record of the Company's Common Stock at the close of business on August 7, 1998, are entitled to notice of and to vote at the meeting or any adjournment(s) thereof.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO EXERCISE.

                                          By Order of the Board of Directors,

                                          /s/ Michael G. DeGroote

                                          MICHAEL G. DEGROOTE
                                          Chairman of the Board

Hamilton, Bermuda
August 24, 1998

                        CENTURY BUSINESS SERVICES, INC.
                      6480 ROCKSIDE WOODS BOULEVARD, SOUTH
                             CLEVELAND, OHIO 44131

                                PROXY STATEMENT
                 SEPTEMBER 1998 SPECIAL MEETING OF STOCKHOLDERS

     This proxy statement (the "Proxy Statement") is being furnished on or about August 24, 1998, to the stockholders of Century Business Services, Inc., a Delaware corporation (the "Company" or "CBIZ"), in connection with the solicitation of proxies by the Board of Directors of the Company to approve an amendment ("Amendment") to the Company's certificate of incorporation (as amended to date, the "Certificate of Incorporation") to increase the number of shares of Common Stock authorized for issuance thereunder from 100,000,000 shares to 250,000,000 shares. The Special Meeting will be held on Wednesday, September 9, 1998 at 10 a.m. (Eastern Time) in the Amphitheatre at Corporate Plaza I located at 6450 Rockside Woods Boulevard, South, Cleveland, Ohio 44131 adjacent to the Company's headquarters. The stockholder giving the proxy has the power to revoke the proxy at any time before it is exercised by delivering to the Secretary of the Company either an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

     The cost of soliciting proxies will be borne by the Company. Copies of solicitation materials may be furnished to brokers, custodians, nominees and other fiduciaries for forwarding to beneficial owners of shares of the Company's Common Stock, and normal handling charges may be paid for such forwarding services. Solicitation of proxies may be made by the Company by mail, in person, telephone, telecopier or other means by officers and other management employees of the Company, who will receive no additional compensation for their services.

     The Board of Directors has fixed the close of business on August 7, 1998 as the record date (the "Record Date") for the determination of stockholders entitled to vote at the Special Meeting. At that date, there were 58,517,950 shares of Common Stock of the Company outstanding and entitled to vote at the meeting. Each share will have one vote. The Common Stock is the only class of capital stock of the Company that is outstanding. The holders of Common Stock do not have preemptive rights.

             PROPOSAL TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

     At a meeting held on July 27, 1998, the Board of Directors of the Company approved, declared it advisable and in the best interest of the Company and its stockholders, and voted to recommend to the stockholders that the number of authorized shares of Common Stock of the Company be increased by amending the first paragraph of Article Four of the Certificate of Incorporation to read in its entirety as follows:

     "Article Four: The total number of shares of all classes of stock which this Corporation shall have authority to issue is Two Hundred Fifty Million (250,000,000) shares, consisting of Two Hundred Fifty Million (250,000,000) shares of Common Stock, $0.01 par value per share. The aggregate par value of all shares of all classes of stock that this Corporation has authority to issue is $2,500,000.00."

     The proposed Amendment will increase the authorized number of shares of Common Stock of the Company from 100,000,000 to 250,000,000. If the proposed Amendment is adopted, it is anticipated that it will be filed with the Secretary of State of Delaware and become effective shortly after the Special Meeting of Stockholders.

     At August 7, 1998, the Company had outstanding or reserved for issuance 77,813,711 shares of Common Stock. The authorization of an additional 150,000,000 shares of Common Stock would give the Board the express authority, without further action of the Company's stockholders, to issue such shares of Common Stock from time to time as the Board deems necessary or advisable.

     The Board believes that having the additional shares authorized and available for issuance will allow the Company to have greater flexibility in considering potential future actions involving the issuance of stock which may be desirable or necessary to accommodate the Company's business plan, including acquisitions and capital raising transactions. In addition, the Board believes it is necessary to have the ability to issue such additional shares for general corporate purposes.

     In any case, the additional shares of Common Stock would be available for issuance by the Board without future action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange on which the Company's securities may be traded.

     Although the proposed increase in the authorized capital stock of the Company could be construed as having anti-takeover effects, neither the Board nor management of the Company views this proposal in that perspective. Nevertheless, the Company could use the additional shares to frustrate persons seeking to effect a takeover or otherwise gain control of the Company by, for example, privately placing shares to purchasers who might side with the Board in opposing a hostile takeover bid. The Company is not aware of any such hostile takeover bid at this time. Shares of Common Stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal the By-Laws of the Company or certain provisions of the Company's Certificate of Incorporation would not receive the requisite vote required. Such uses of the Common Stock could render more difficult or discourage an attempt to acquire control of the Company, if such transactions were opposed by the Board. Further, in the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of outstanding shares of Common Stock would dilute the earnings per share and book value per share of all outstanding shares of the Company's Common Stock. The foregoing factors, if reflected in the price per share of Common Stock, could adversely affect the realizable value of a stockholder's investment in the Company.

     The affirmative vote of a majority of all shares of the Company's Common Stock outstanding on the Record Date is required for approval of the Amendment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 SHARES TO 250,000,000 SHARES.

                               VOTING PROCEDURES

     Shares can be voted only if the stockholder is present in person or by proxy. Whether or not you plan to attend in person, you are encouraged to sign and return the enclosed proxy card. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company at the above address a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. The representation in person or by proxy of at least a majority of the outstanding shares entitled to vote is necessary to provide a quorum at the meeting.

     Abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied. Abstentions and "non-votes" are treated as votes against the Amendment.

                                          By Order of the Board of Directors,

                                          /s/ Michael G. DeGroote

                                          MICHAEL G. DEGROOTE
                                          Chairman of the Board

Hamilton, Bermuda
August 24, 1998

                                Revocable Proxy

                        CENTURY BUSINESS SERVICES, INC.

               Special Meeting of Stockholders September 9, 1998

       This Proxy Is Being Solicited On Behalf Of The Board Of Directors


         The undersigned stockholder hereby appoints Gregory J. Skoda and Charles D. Hamm, Jr. or either of them, attorneys and proxies of the undersigned, with full power of substitution and with authority in each of them to act in the absence of the other, to vote and act for the undersigned at the Special Meeting of Stockholders of the Company to be held on Wednesday, September 9, 1998 at 10 a.m. (Eastern Time) in the Amphitheatre at Corporate Plaza I located at 6450 Rockside Woods Boulevard, South, Cleveland, Ohio 44131 adjacent to the Company's headquarters, and at any adjournments thereof, in respect of all shares of the Common Stock of the Company which the undersigned may be entitled to vote, on the following matter:

         Approval of an amendment to the Company's Certificate of Incorporation increasing the authorized number of shares of Common Stock from 100,000,000 to 250,000,000:

         [ ]  FOR

         [ ]  AGAINST

         [ ]  ABSTAIN

         THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. HOWEVER, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 100,000,000 TO 250,000,000.

         The undersigned hereby acknowledges prior receipt of a copy of the Notice of Special Meeting of Stockholders and Proxy Statement dated August 24, 1998, and hereby revokes any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Special Meeting and voting in person.

         If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

[ ]   I PLAN TO ATTEND THE SEPTEMBER 9, 1998 SPECIAL STOCKHOLDERS MEETING.

[ ]   I DO NOT PLAN TO ATTEND THE SEPTEMBER 9, 1998 SPECIAL STOCKHOLDERS
      MEETING.

                                                DATE:   ________________, 1998

                                                ______________________________

                                                Signature of Stockholder or
                                                Authorized Representative

                                                Please date and sign exactly
                                                as name appears hereon.  Each
                                                executor, administrator,
                                                trustee, guardian,
                                                attorney-in-fact and other
                                                fiduciary should sign and
                                                indicate his or her full title.
                                                In the case of stock
                                                ownership in the name of two
                                                or more persons, both persons
                                                should sign.


PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.